CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mitchell Tanzman, Co-Chief Executive Officer of UBS M2 Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    August 25, 2004           /s/ Mitchell Tanzman
     ----------------------        --------------------------------------------
                                   Mitchell Tanzman, Co-Chief Executive Officer
                                   (principal executive officer)

I, Gregory Brousseau, Co-Chief Executive Officer of UBS M2 Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    August 25, 2004           /s/ Gregory Brousseau
     ----------------------        --------------------------------------------
                                   Gregory Brousseau, Co-Chief Executive Officer
                                   (principal executive officer)

I, Michael Mascis, Chief Financial Officer of UBS M2 Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 25, 2004           /s/ Michael Mascis
     ----------------------        --------------------------------------------
                                   Michael Mascis, Chief Financial Officer
                                   (principal financial officer)